                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                    QWEST COMMUNICATIONS INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                BANK OF NEW YORK
                             PROXY TELEPHONE SCRIPT

                                                  SHAREHOLDER.COM - REVISION 2.6
                                                                  APRIL 21, 2000

             QWEST COMMUNICATIONS INTERNATIONAL INC. TELEPHONE PROXY
                           PROVIDED BY SHAREHOLDER.COM
                            LAST EDIT: MARCH 9, 2001

PROXY TELEPHONE NUMBER:          800-575-6441
                       --------------------------------

TOPIC CODE:              1030
DESCRIPTION:             Control Number Entry
VOICE ARTIST:            Male
MESSAGE:                 Welcome to QWEST COMMUNICATIONS INTERNATIONAL INC. telephone voting system. [pause]
                         Please enter your Control Number, [pause] followed by the pound key, now.

TOPIC CODE:              2000
DESCRIPTION:             Vote All
VOICE ARTIST:            Male
MESSAGE:                 To vote your proxy in accordance with the board of directors recommendations, as indicated on your proxy card and in the proxy statement, please press 1. To vote on EACH
                         PROPOSAL separately, press 2.

TOPIC CODE:              3001  (OPTIONAL)
DESCRIPTION:             Director Election (Withhold Selectively)
VOICE ARTIST:            Male
MESSAGE:                 You will now vote for the directors. To vote for all nominees, press 1. To withhold authority to vote for all Nominees, press 2. To withhold authority to vote for an individual nominee, press 3.

TOPIC CODE:              3160
DESCRIPTION:             Please Consider...
VOICE ARTIST:            Male
MESSAGE:                 Please consider Nominee...

TOPIC CODE:              3101
DESCRIPTION:             Board of Directors Nominee #1
VOICE ARTIST:            Male
MESSAGE:                 Thomas J. Donohue

TOPIC CODE:              3102
DESCRIPTION:             Board of Directors Nominee #2
VOICE ARTIST:            Male
MESSAGE:                 Jordan L. Haines

TOPIC CODE:              3103
DESCRIPTION:             Board of Directors Nominee #3
VOICE ARTIST:            Male
MESSAGE:                 Peter S. Hellman

                                BANK OF NEW YORK
                             PROXY TELEPHONE SCRIPT

                                                  SHAREHOLDER.COM - REVISION 2.6
                                                                  APRIL 21, 2000

TOPIC CODE:              3104
DESCRIPTION:             Board of Directors Nominee #4
VOICE ARTIST:            Male
MESSAGE:                 Vinod Khosla

TOPIC CODE:              3105
DESCRIPTION:             Board of Directors Nominee #5
VOICE ARTIST:            Male
MESSAGE:                 Marilyn Carlson Nelson

TOPIC CODE:              3170
DESCRIPTION:             Accept or Withhold Menu
VOIce ARTIST:            Male
MESSAGE:                 To vote for this Nominee, press 1. To withhold your vote, press 2.

TOPIC CODE:              4003
DESCRIPTION:             Voting Issues
VOIce ARTIST:            Male
MESSAGE:                 Proposal TWO: Amendment to the Employee Stock Purchase Plan

TOPIC CODE:              4004
DESCRIPTION:             Voting Issues
VOIce ARTIST:            Male
MESSAGE:                 Proposal THREE: Stockholder Proposal - Requesting we seek advance shareholder approval of certain severance agreements.

TOPIC CODE:              4005
DESCRIPTION:             Voting Issues
VOIce ARTIST:            Male
MESSAGE:                 Proposal FOUR: Stockholder Proposal - Requesting we exclude non-recurring accounting rule income for performance - based compensation.

TOPIC CODE:              4043
DESCRIPTION:             Voting Issues Menu (Without the Terminate Option)
VOICE ARTIST:            Male
MESSAGE:                 To vote for, press 1. To vote against, press 2. To abstain, press 3.

TOPIC CODE:              1590
DESCRIPTION:             If This Is Correct...
VOICE ARTIST:            Male
MESSAGE:                 If this is correct, press 1. If this is not correct, press 2.

TOPIC CODE:              5000 (OPTIONAL)
DESCRIPTION:             Optional Question #1
VOICE ARTIST:            Male
MESSAGE:                 If you plan to attend the ANNUAL Meeting, press 1. Otherwise, press 0 (zero).

                                BANK OF NEW YORK
                             PROXY TELEPHONE SCRIPT

                                                  SHAREHOLDER.COM - REVISION 2.6
                                                                  APRIL 21, 2000

TOPIC CODE:              6000 (OPTIONAL)
DESCRIPTION:             Optional Question #1
VOICE ARTIST:            Male
MESSAGE:                 If you plan to access future Proxy Statements and Annual Reports over the Internet, press
                         1. Otherwise, press 0 (zero).

TOPIC CODE:              1036
DESCRIPTION:             Additional Proxy Vote
VOICE ARTIST:            Male
MESSAGE:                 If you have an additional QWEST COMMUNICATIONS INTERNATIONAL INC. proxy you would like to vote, press 1. To terminate this call, press 2; [pause] or simply hang up..

TOPIC CODE:              1600
DESCRIPTION:             Thank You. And Good-bye.
VOICE ARTIST:            Male
Message:                 Thank you for voting your QWEST COMMUNICATIONS INTERNATIONAL INC. proxy.
                         [pause...] Goodbye